------------------------------------------------------------------------------
------------------------------------------------------------------------------


                              NASH-FINCH COMPANY

                      -----------------------------------

                                SECOND AMENDMENT
                          Dated as of November 15, 1996

                                      to

                               NOTE AGREEMENTS
                        Dated as of September 15, 1987,
                      Re:  $10,000,000 9.9% Senior Notes
                            Due September 30, 2002

                               NOTE AGREEMENTS
                       Dated as of September 29, 1989,
                     Re:  $15,000,000 9.0% Senior Notes
                             Due September 29, 1999

                               NOTE AGREEMENTS
                         Dated as of March 22, 1991,
                       Re:  $15,000,000 8.98% Senior Notes
                              Due March 22, 2006

                               NOTE AGREEMENTS
                         Dated as of March 17, 1993,
                    Re:  $25,000,000 7.54% Senior Notes
                            Due March 17, 2008

                                    and

                               NOTE AGREEMENTS
                         Dated as of March 22, 1996
                     Re:  $30,000,000 7.13% Senior Notes
                             Due October 1, 2011

                    -----------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------

                         SECOND AMENDMENT TO NOTE AGREEMENTS

     THIS SECOND AMENDMENT dated as of November 15, 1996 (the or this "SECOND AMENDMENT") to the following Note Agreements between the Company and the respective purchasers listed on Schedule I thereto:

     (i)   Note Agreements dated as of September 15, 1987;

     (ii)  Note Agreements dated as of September 29, 1989;

     (iii) Note Agreements dated as of March 22, 1991;

     (IV)  Note Agreements dated as of March 17, 1993; AND

     (v)   Note Agreements dated as of March 22, 1996,

(collectively, as amended pursuant to that certain First Amendment dated as of November 15, 1996 between the Company (as defined hereinbelow) and the Noteholders (as defined hereinbelow), (the "NOTE AGREEMENTS") is between NASH-FINCH COMPANY, INC., a Delaware corporation (the "COMPANY"), and each of the institutions which is a signatory to this Second Amendment (collectively, the "NOTEHOLDERS").

                           RECITALS:

     A. The Company has heretofore entered into the Note Agreements with the respective purchasers listed on Schedule I thereto pursuant to which the Company has heretofore respectively issued the $10,000,000 9.9% Senior Notes due September 30, 2002, the $15,000,000 9.0% Senior Notes due September 29, 1999, the $15,000,000 8.98% Senior Notes due March 22, 2006, the $25,000,000
7.54% Senior Notes due March 17, 2008 and $30,000,000 7.13% Senior Notes due October 1, 2011.

     B. The Company and the Noteholders now desire to amend the Note Agreements in the respects, but only in the respects, hereinafter set forth.

     C. Terms used herein shall have the respective meanings ascribed thereto in the Note Agreements unless herein defined or the context shall otherwise require.

     D. All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

     NOW, THEREFORE, the Company and the Noteholders, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1.     AMENDMENTS.

        1.1 Section 6.8(a)(4) (or Section 6.8(a)(iv) as the case may be) of each of the Note Agreements is hereby amended by deleting the reference to "December 27, 1996" set forth therein and inserting in its place the following: "January 17, 1997".

     The last section of Section 2 of the Note Agreements (either Section 2.5 or Section 2.6 thereof) is hereby amended by deleting the reference to "December 27, 1996" set forth therein and inserting in its place the following: "January 17, 1997"

SECTION 2.     MISCELLANEOUS

        2.1 This Second Amendment shall be construed in connection with and as part of each of the Note Agreements, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Agreements and the Notes are hereby ratified and shall be and remain in full force and effect.

        2.2 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Agreements without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

        2.3 In accordance with the Note Agreements, the Company hereby agrees to pay, concurrently with the execution and delivery of this Second Amendment, the fees and disbursements of Chapman and Cutler, special counsel to the Noteholders.

        2.4 The descriptive headings of various sections or parts of this Second Amendment are for convenience only, and shall not affect the meaning or construction of any of the provisions hereof.

        2.5 This Second Amendment shall be governed by and construed in accordance with Minnesota law.

        2.6 The execution of this Second Amendment shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but altogether only one agreement.

        2.7 The Company hereby represents and warrants that as of the date hereof, and after giving effect to the amendments set forth herein, no Default or Event of Default under any of the Note Agreements has occurred and is continuing.

     IN WITNESS WHEREOF, the Company and the Noteholders have caused this instrument to be executed, all as of the day and year first above written.

                                    NASH-FINCH COMPANY



                                    By
                                       Its
                                          -----------------------------------

Accepted and Agreed to as of the date aforesaid, and the Undersigned hereby confirms that on December 16, 1996 it held Notes of the Company as indicated on Schedule I attached hereto and that on the date of actual execution hereof it continues to hold such Notes:

                                    IDS LIFE INSURANCE COMPANY


                                    By
                                       Its
                                          -----------------------------------

                                    IDS LIFE INSURANCE COMPANY OF NEW YORK


                                    By
                                       Its
                                          -----------------------------------

                                    NATIONWIDE LIFE INSURANCE COMPANY


                                    By
                                       Its
                                          -----------------------------------

                                    WEST COAST LIFE INSURANCE COMPANY


                                    By
                                       Its
                                          -----------------------------------

                                    THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY


                                    By
                                       Its
                                          -----------------------------------

                                    THE MINNESOTA MUTUAL LIFE INSURANCE
                                      COMPANY-SEPARATE ACCOUNT F


                                    By
                                       Its
                                          -----------------------------------


                                    By
                                       Its
                                          -----------------------------------

                                    AID ASSOCIATION FOR LUTHERANS


                                    By
                                       Its
                                          -----------------------------------

                                    PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


                                    By
                                       Its
                                          -----------------------------------


                                    By:
                                       Its
                                          -----------------------------------

                                    THE VARIABLE ANNUITY LIFE INSURANCE COMPANY


                                    By
                                       Its
                                          -----------------------------------

                                    INDEPENDENT LIFE AND ACCIDENT INSURANCE
                                      COMPANY


                                    By
                                       Its
                                          -----------------------------------

                                    NORTHERN LIFE INSURANCE COMPANY


                                    By
                                       Its
                                          -----------------------------------

                                    NORTHWESTERN NATIONAL LIFE INSURANCE
                                      COMPANY


                                    By
                                       Its
                                          -----------------------------------

                                   SCHEDULE I

IDS Life Insurance Company                                  $5,400,000
                                                            9.9% Senior
Notes

IDS Life Insurance Company of New York                      $600,000
                                                            9.9% Senior
Notes

Nationwide Life Insurance Company                           $14,000,000
                                                            9.0% Senior
Notes

West Coast Life Insurance Company                           $1,000,000
                                                            9.0% Senior
Notes

The Minnesota Mutual Life Insurance Company                 $11,261,047
                                                            8.98% Senior
Notes

The Minnesota Mutual Life Insurance Company                 $405,553
                                                            8.98% Senior
Notes

Principal Mutual Life Insurance Company                     $13,000,000
                                                            7.54% Senior
Notes

Principal Mutual Life Insurance Company                     $2,000,000
                                                            7.54% Senior
Notes

Aid Association for Lutherans                               $10,000,000
                                                            7.54% Senior
Notes

The Variable Annuity Life Insurance Company                 $17,000,000
                                                            7.13% Senior
Notes

Independent Life and Accident Insurance Company             $3,000,000
                                                            7.13% Senior
Notes

Northern Life Insurance Company                             $6,000,000
                                                            7.13% Senior
Notes

Northwestern National Life Insurance Company                $4,000,000
                                                            7.13% Senior
Notes

                                      -11-